SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) MARCH 7, 2006

                       CRYSTALIX GROUP INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                        0-29781              65-0142472
(State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)               File Number)        Identification No.)

               1181 GRIER DRIVE, SUITE B, LAS VEGAS, NEVADA 89119
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (702) 740-4616

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective March 7, 2006, De Joya & Company, the independent registered public accounting firm that was previously engaged as the principal accountant to audit the registrant's financial statements resigned. The registrant was notified that De Joya & Company decided to withdraw from the Public Company Accounting Oversight Board and will no longer be performing public company audits. Effective March 7, 2006, the registrant engaged De Joya Griffith & Company, LLC to serve as its independent registered public accountants to audit the registrant's financial statements for the fiscal year ending December 31, 2005. The registrant's board of directors approved both actions.

De Joya & Company audited the registrant's financial statements for the fiscal year ended December 31, 2004. The audit report on these financial statements was modified as to uncertainty that the registrant would continue as a going concern. Other than this modification, the report neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and the subsequent interim period through March 7, 2006, there were no disagreements with De Joya & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of De Joya & Company, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The registrant has requested De Joya & Company to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter is filed as an exhibit to this Form 8-K.

There were no other "reportable events" as that term is described in Item 304(a)(1)(iv) of Regulation S-B that occurred during the two most recent fiscal years and the subsequent interim period ending March 7, 2006.

During the registrant's two most recent fiscal years and through March 7, 2006, the date prior to the engagement of De Joya Griffith & Company, LLC, neither the registrant nor anyone on its behalf consulted De Joya Griffith & Company, LLC regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's consolidated financial statements.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

REGULATION
S-B NUMBER                   DOCUMENT

   16.1          Letter from De Joya & Company



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CRYSTALIX GROUP INTERNATIONAL, INC.


March 10, 2006                 By: /s/ ROBERT MCDERMOTT
                                  ----------------------------------------------
                                      Robert McDermott, CFO























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